15.A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  UNITED ARAB EMIRATES     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: UNITED ARAB EMIRATES      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian:  STATE STREET BANK AND TRUST COMPANY, LONDON
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: UNITED KINGDOM       State:    Zip Code:  Zip Ext.:
   D) Foreign Country: UNITED KINGODM       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: BANKBOSTON, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: URUGUAY              State:    Zip Code:  Zip Ext.:
   D) Foreign Country: URUGUAY              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian:  CITIBANK, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  VENEZUELA           State:    Zip Code:  Zip Ext.:
   D) Foreign Country: VENEZUELA            Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: THE HONGKONG & SHANGHAI BANKING CORP LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: VIETNAM              State:    Zip Code:  Zip Ext.:
   D) Foreign Country: VIETNAM              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZAMBIA PLC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZAMBIA               State:    Zip Code:  Zip Ext.:
   D) Foreign Country: ZAMBIA               Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZIMBABWE LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZIMBABWE             State:    Zip Code:  Zip Ext.:
   D) Foreign Country: ZIMBABWE             Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X